UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2024

ARCHROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9807 Katy Freeway, Suite 100 Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

Registrant’s telephone number, including area code: (281) 836-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	AROC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On July 22, 2024, Archrock, Inc. (“Archrock”) and Archrock ELT LLC, an indirect, wholly owned subsidiary of Archrock (“Archrock ELT”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with TOPS Pledge1, LLC (“Pledge1”) and TOPS Pledge2, LLC (together with Pledge1, “Sellers”), pursuant to which, among other things, Archrock ELT will acquire all of the issued and outstanding equity interests in Total Operations and Production Services, LLC (“TOPS”), a portfolio company managed by certain affiliates of Apollo Global Management, Inc., and, solely with respect to Section 6.25 of the Purchase and Sale Agreement, TOPS Holdings, LLC, a Delaware limited liability company, in exchange for total consideration consisting of: (i) cash equal to $820 million, (ii) 6.87 million newly issued shares of Archrock’s common stock, par value $0.01 per share, subject to adjustment as described below (“Archrock Common Stock” and such shares of Archrock Common Stock issued in connection with the Transaction is referred to herein as the “Stock Consideration”), and (iii) up to approximately $6 million in deferred cash payments (the “Deferred Cash Payments”) payable pursuant and subject to the terms of certain Transaction Payment Agreements entered into and to be entered into between Archrock ELT and certain indirect equityholders of the Sellers who are current employees of TOPS (the “Transaction”). On July 22, 2024, the board of directors of Archrock unanimously approved the Purchase and Sale Agreement.

The Transaction is expected to close by the end of 2024, subject to customary closing conditions, including (i) the absence of specified legal impediments to the consummation of the Transaction; (ii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the Transaction; (iii) the parties’ performance, in all material respects, of their respective obligations under the Purchase and Sale Agreement; (iv) subject to specified materiality standards, the accuracy of the parties’ respective representations and warranties as of the closing of the Transaction (the “Closing”); (v) the absence of a Buyer Material Adverse Effect; and (vi) the authorization for listing of the Stock Consideration on the New York Stock Exchange, subject to official notice of issuance.

The Purchase and Sale Agreement contains customary representations, warranties and covenants by the parties. The Purchase and Sale Agreement also contains customary covenants and agreements, including covenants and agreements relating to, among other things, (i) the conduct of the business of TOPS between the date of the signing of the Purchase and Sale Agreement and the Closing and (ii) the efforts of the parties to cause the Transaction to be completed, including actions which may be necessary to cause the expiration or termination of the waiting period under the HSR Act, if applicable. Pursuant to the terms of the Purchase and Sale Agreement, the parties have agreed to take all actions reasonably necessary and appropriate to obtain antitrust clearance in order to facilitate the Closing. However, none of Archrock, Archrock ELT or their respective Affiliates will be required to sell, divest or dispose any assets, properties or businesses in connection with the transactions contemplated by the Purchase and Sale Agreement.

The Purchase and Sale Agreement may be terminated, subject to certain exceptions, (i) upon the mutual written consent of Archrock ELT and Sellers, (ii) if the Closing has not occurred by December 31, 2024 (subject to extension pursuant to the terms of the Purchase and Sale Agreement), (iii) for certain material breaches of representations and warranties or covenants that remain uncured or (iv) upon the occurrence of certain other events specified in the Purchase and Sale Agreement. The Purchase and Sale Agreement further provides that, in certain circumstances upon a valid termination of the Purchase and Sale Agreement pursuant to its terms, Archrock ELT may be required to pay Sellers a termination fee equal to $30.0 million. Further, Sellers may be required to pay Archrock ELT a termination fee equal to $20.0 million.

The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein. The Purchase and Sale Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Archrock, Archrock ELT, Sellers or TOPS. The representations, warranties and covenants contained in the Purchase and Sale Agreement were made only for purposes of the Purchase and Sale Agreement as of the specific dates therein, were solely for the benefit of the parties to the Purchase and Sale Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase and Sale Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase and Sale Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase and Sale Agreement, which subsequent information may or may not be fully reflected in Archrock’s public disclosures.

Registration Rights and Lock-Up Agreement

In connection with the transactions contemplated by the Purchase and Sale Agreement, and as a condition precedent to the Closing, Archrock and Sellers have agreed to enter into a registration rights and lock-up agreement (the “Registration Rights Agreement”) pursuant to which, among other things, Archrock will agree to provide Sellers with customary registration rights with respect to the Stock Consideration. In addition, on the terms and subject to the conditions set forth in the Registration Rights Agreement, Sellers will agree not to sell, transfer or dispose of (i) 50% of the Stock Consideration during a holding period that expires 90 days after the Closing Date and (ii) the remaining 50% of the Stock Consideration during a holding period that expires 180 days after the Closing Date.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, the form of which is included as Exhibit G to the Purchase and Sale Agreement filed as 2.1 to this Current Report and is incorporated by reference herein.

Transaction Payment Agreements

In connection with the Transaction, certain indirect equityholders of the Sellers who are current employees of TOPS (the “Participants”) have each entered into a Transaction Payment Agreement with Archrock ELT, pursuant to which the Participants have agreed that a portion of the Transaction proceeds distributions they will receive in respect of their indirect equity interests in the Sellers will be in the form of the Deferred Cash Payments . The Deferred Cash Payments are generally payable for most participants 50% on the one-year anniversary of the closing of the Transaction and 50% on the two-year anniversary of the closing of the Transaction and are subject to the Participant’s continued employment with Archrock through the payment date, except in the event the Participant’s employment is terminated by Archrock without cause or due to the Participant’s death or disability.

The foregoing description of the Transaction Payment Agreements do not purport to be complete and is qualified in its entirety by reference to the complete text of the Rollover Agreements, the form of which is included as Exhibit J to the Purchase and Sale Agreement filed as 2.1 to this Current Report and is incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

Archrock expects to report its financial results for the quarter ended June 30, 2024 no later than August 9, 2024. However, in connection with a proposed public offering of Archrock Common Stock announced on July 22, 2024 (the “Offering”) , the proceeds of which are intended to fund a portion of the purchase price of the Transaction, Archrock is providing certain preliminary estimated unaudited financial and operational information for the quarter ended June 30, 2024 .

Preliminary Unaudited Financial and Operating Results for the Three Months Ended June 30, 2024

The preliminary estimated financial and operational data included in this Current Report have been prepared by, and is the responsibility of, Archrock’s management based on the most current information available to management. Deloitte & Touche LLP has not audited, reviewed, examined, compiled, or applied agreed-upon procedures with respect to the preliminary estimated financial and operational data. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. As a result, reported results may differ from the unaudited results presented here as a result of the completion of Archrock’s financial closing procedures or any adjustments that may result from the completion of Archrock’s review of its consolidated financial statements.

Archrock’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, will include Archrock’s unaudited financial statements for the three months ended June 30, 2024. Additional information on a number of matters will be included in Archrock’s Quarterly Report on Form 10-Q, such as a comprehensive statement of Archrock’s financial condition and results of operations and footnote disclosures associated with Archrock’s quarter-end financial results, as well as management’s discussion and analysis of financial condition and results of operations. Archrock’s unaudited financial statements for the quarter ended June 30, 2024, will not be available until after the Offering.

The preliminary estimated unaudited financial results are forward-looking statements and may differ materially from actual results. These estimates should not be viewed as a substitute for Archrock’s full interim or annual financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Accordingly, investors should not place undue reliance on these preliminary estimated unaudited results. The following discussion and analysis should be read in conjunction with Archrock’s consolidated financial statements and related notes, and sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note Regarding Forward-Looking Statements,” and “Risk Factors” included in Archrock’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended on February 26, 2024.

Based on a preliminary assessment, Archrock expects to report:

Archrock, Inc.

Unaudited Supplemental Information

(in thousands)

	Three Months Ended
	June 30, 2024
	Low	High
Revenue	$265,000	$275,000
Net income	33,000	35,000
Adjusted EBITDA(1)	128,000	132,000

(1)	Management believes Adjusted EBITDA provides useful information to investors because this non-GAAP measure, when viewed with Archrock’s GAAP results and accompanying reconciliations, provides a more complete understanding of Archrock’s performance than GAAP results alone. Management uses this non-GAAP measure as a supplemental measure to review current period operating performance, comparability measure and performance measure for period-to-period comparisons.

Archrock, Inc.

Unaudited Supplemental Information

(in thousands)

Three Months Ended June 30, 2024
Total available horsepower (at period end) (1)	3,806
Total operating horsepower (at period end) (2)	3,601
Horsepower utilization (at period end)	95%

(1)	Defined as idle and operating horsepower and includes new compressor units completed by a third party manufacturer that have been delivered to us.

(2)	Defined as horsepower that is operating under contract and horsepower that is idle but under contract and generating revenue such as standby revenue.

The following table reconciles net income to Adjusted EBITDA based on the preliminary estimated financial results for the quarter ended June 30, 2024:

Archrock, Inc.

Unaudited Supplemental Information

Reconciliation of Net Income to Adjusted EBITDA

(in thousands)

	Three Months Ended
	June 30, 2024
	Low	High
Net income	$33,000	$35,000
Depreciation and amortization	43,800	44,000
Long-lived and other asset impairment	4,400	4,500
Transaction-related costs	1,700	2,000
Interest expense	27,800	28,000
Stock-based compensation expense	3,500	4,000
Amortization of capitalized implementation costs	800	1,000
Provision for income taxes	13,000	13,500
Adjusted EBITDA(1)	$128,000	$132,000

(1)	Management defines Adjusted EBITDA as net income (loss) excluding interest expense, income taxes, depreciation and amortization, long-lived and other asset impairment, unrealized change in fair value of investment in unconsolidated affiliate, restructuring charges, non-cash stock-based compensation expense, amortization of capitalized implementation costs and other items.

The information set forth in this Item 2.02 to this Current Report and the attached Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under this Item 2.02 to this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding Archrock’s issuance of shares of Archrock Common Stock in connection with the Transaction set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

The shares of Archrock Common Stock to be issued pursuant to the Purchase and Sale Agreement have not been registered under the Securities Act, and will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On July 22, 2024, Archrock issued a press release announcing the entry into the Purchase and Sale Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On July 22, 2024, Archrock posted to its website an investor presentation related to the Transaction. A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.

On July 22, 2024, Archrock issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated by reference herein.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 and Exhibit 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information included in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report, including Exhibits 99.1, 99.2 and 99.3, may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Archrock. Forward-looking information includes, but is not limited to statements regarding the expected benefits of the proposed transaction and the Offering, including its expected accretion and the expected impact on Archrock’s EBITDA, leverage ratio, dividend growth and dividend coverage; the anticipated completion of the proposed transaction and the timing thereof; plans and objectives of management for future operations; structural and process improvement initiatives, the expected timing thereof, Archrock’s ability to successfully effect those initiatives and the expected results therefrom; and statements regarding Archrock’s dividend policy.

While Archrock believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: the failure to complete the proposed transaction or to realize the anticipated accretion, dividend growth and coverage, potential synergies and other anticipated strategic benefits of the transaction within the expected time frames or at all; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction will not be obtained; Archrock’s ability to access the capital markets on acceptable terms, or at all, to fund a portion of the cash consideration for the proposed transaction; changes in customer, employee or supplier relationships of Archrock or TOPS; local, regional and national economic and financial market conditions and the impact they may have on Archrock, TOPS and their respective customers; future regulatory conditions, including changes in tax laws; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; changes in economic conditions in key operating markets; the financial condition of Archrock’s or TOPS' customers; the failure of any customer of Archrock or TOPS to perform its contractual obligations; changes in safety, health, environmental and other regulations; the effectiveness of Archrock’s control environment, including the identification of control deficiencies; estimated transaction and integration costs associated with the proposed transaction; the retention of certain key employees of TOPS; Archrock's ability to successfully integrate the operations of TOPS; Archrock’s ability to pay dividends in the future; risks associated with the concentration of Archrock’s significant customers; volatility of Archrock’s common stock; the risk of dilution of Archrock’s common stock; provisions in Archrock’s governing documents that may make a change of control more difficult and Archrock’s ability to issue preferred stock with terms that could adversely affect the voting power and value of Archrock ‘s common stock.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Archrock’s Annual Report on Form 10-K for the year ended December 31, 2023, and those set forth from time to time in Archrock’s filings with the Securities and Exchange Commission, which are available at www.archrock.com. Except as required by law, Archrock expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
2.1*	Purchase and Sale Agreement, dated as of July 22, 2024, by and among Archrock ELT LLC, Archrock, Inc., TOPS Pledge1, LLC and TOPS Pledge2, LLC and, solely with respect to Section 6.25 of the Purchase and Sale Agreement, TOPS Holdings, LLC.
99.1	Press Release dated July 22, 2024, announcing the Purchase and Sale Agreement.
99.2	Investor Presentation dated July 22, 2024.
99.3	Press Release dated July 22, 2024, announcing the Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

July 22, 2024	By:	/s/ Stephanie C. Hildebrandt
Stephanie C. Hildebrandt
Senior Vice President, General Counsel and Secretary